Exhibit 99.1

LETTER OF TRANSMITTAL

Time Warner Cable Inc.

To Tender for Exchange
$1,500,000,000 in aggregate principal amount of 5.40% Notes due 2012
(CUSIP Numbers 88732JAA6/U88722AA8);
and
$2,000,000,000 in aggregate principal amount of 5.85% Notes due 2017
(CUSIP Numbers 88732JAC2/U88722AB6);
and
$1,500,000,000 in aggregate principal amount of 6.55% Debentures due 2037
(CUSIP Numbers 88732JAE8/U88722AC4).

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON          , 200 , UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF
INITIAL DEBT SECURITIES (AS DEFINED BELOW) MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to: The Bank of New York, Exchange Agent

By Hand, Registered or Certified Mail or Overnight Courier:	By Facsimile:
The Bank of New York	The Bank of New York
Reorganization Unit	Reorganization Unit
Attn: Evangeline R.	Attn: Evangeline R.
Gonzales	Gonzales
101 Barclay Street, 7E New York, New York 10286	(212) 298-1915 Confirm by telephone: (212) 815-3738

For information, call:

(212) 815-3738

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated          , 2007 (the “Prospectus”), of Time Warner Cable Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s (i) offer to exchange $1,500,000,000 in aggregate principal amount of its 5.40% Notes due 2012 (the “2012 Exchange Notes”) and the guarantees of the 2012 Exchange Notes for a like aggregate principal amount of its outstanding unregistered 5.40% Notes due 2012 (the “2012 Initial Notes”), and the guarantees of the 2012 Initial Notes (ii) offer to exchange $2,000,000,000 in aggregate principal amount of its 5.85% Notes due 2017 (the “2017 Exchange Notes”) and the guarantees of the 2017 Exchange Notes for a like aggregate principal amount of its outstanding unregistered 5.85% Notes due 2017 (the “2017 Initial Notes”) and the guarantees of the 2017

Initial Notes and (iii) offer to exchange $1,500,000,000 in aggregate principal amount of its 6.55% Debentures due 2037 (the “2037 Exchange Debentures” and, together with the 2012 Exchange Notes and the 2017 Exchange Notes, the “Exchange Debt Securities”) and the guarantees of the 2037 Exchange Debentures for a like aggregate principal amount of its outstanding unregistered 6.55% Debentures due 2037 (the “2037 Initial Debentures” and, together with the 2012 Initial Notes and the 2017 Initial Notes, the “Initial Debt Securities”) and the guarantees of the 2037 Initial Debentures (the “Exchange Offer”). The terms of the Exchange Debt Securities to be issued are substantially identical to the Initial Debt Securities, except that (1) the Exchange Debt Securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, (2) the Exchange Debt Securities are not entitled to registration rights or additional interest and (3) the Exchange Debt Securities will not be subject to transfer restrictions applicable to the Initial Debt Securities.

For each Initial Debt Security accepted for exchange, the holder of such Initial Debt Security will receive an Exchange Debt Security with like terms having an aggregate principal amount equal to that of the surrendered Initial Debt Securities.

This Letter is to be completed by a holder of Initial Debt Securities either if certificates are to be forwarded herewith or if a tender of certificates for Initial Debt Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Debt Securities—Book-Entry Delivery Procedure” section of the Prospectus and an Agent’s Message (as defined in Instruction 1 below) is not delivered. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Holders of Initial Debt Securities whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Initial Debt Securities into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Debt Securities according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Debt Securities—Guaranteed Delivery Procedure” section of the Prospectus. See Instruction 1.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Initial Debt Securities must complete this Letter in its entirety.

The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent.

List below the Initial Debt Securities to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Debt Securities should be listed on a separate signed schedule affixed to this Letter.

DESCRIPTION OF INITIAL 2012 NOTES
(See Instruction 2)
Aggregate
Principal
Name(s) and Address(es) of Registered Holder(s)		Amount	Principal
Exactly as Name(s) appear(s) on 2012 Initial Notes	Certificate	Represented	Amount Tendered (if
(Please fill in, if blank)	Number(s)*	by Certificate	less than all)**

Total
* Need not be completed if 2012 Initial Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such 2012 Initial Notes. See Instruction 2. 2012 Initial Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

DESCRIPTION OF 2017 INITIAL NOTES
(See Instruction 2)
Aggregate
Principal
Name(s) and Address(es) of Registered Holder(s)		Amount	Principal
Exactly as Name(s) appear(s) on 2017 Initial Notes	Certificate	Represented	Amount Tendered (if
(Please fill in, if blank)	Number(s)*	by Certificate	less than all)**

Total
* Need not be completed if 2017 Initial Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such 2017 Initial Notes. See Instruction 2. 2017 Initial Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

DESCRIPTION OF 2037 INITIAL DEBENTURES
(See Instruction 2)
Aggregate
Principal
Name(s) and Address(es) of Registered Holder(s)		Amount	Principal
Exactly as Name(s) appear(s) on 2037 Initial Debentures	Certificate	Represented	Amount Tendered (if
(Please fill in, if blank)	Number(s)*	by Certificate	less than all)**

Total
* Need not be completed if 2037 Initial Debentures are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such 2037 Initial Debentures. See Instruction 2. 2037 Initial Debentures tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	CHECK HERE IF TENDERED INITIAL DEBT SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting Initial Debt Securities to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of Initial Debt Securities acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Initial Debt Securities all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED INITIAL DEBT SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER.

☐	CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Initial Debt Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Debt Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Debt Securities as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial Debt Securities with full power of substitution to (i) deliver such Initial Debt Securities, or transfer ownership of such Initial Debt Securities on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Initial Debt Securities for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Debt Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Debt Securities tendered hereby and to acquire Exchange Debt Securities issuable upon the exchange of such tendered Initial Debt Securities, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Debt Securities issued in exchange for the Initial Debt Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an “affiliate” of the Company or any guarantor within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Initial Debt Securities from the Company to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”) or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Debt Securities are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Debt Securities and are not participating in, and do not intend to participate in, the distribution of the Exchange Debt Securities. The undersigned acknowledges that the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Company or any guarantor, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Debt Securities to be acquired pursuant to the Exchange Offer, (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned hereby further represents that (i) any Exchange Debt Securities acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Debt Securities, whether or not such person is the holder; (ii) such holder or other person has no arrangement or understanding with any person to participate in a distribution of such Exchange Debt Securities within the meaning of the Securities Act; and is not participating in, and does not intend to participate in, the distribution of such Exchange Debt Securities within the meaning of the Securities Act and such holder or such other person is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any guarantor or, (iii) if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Debt Securities. If the undersigned is a broker-dealer that will receive Exchange

Debt Securities for its own account in exchange for Initial Debt Securities, it represents that the Initial Debt Securities to be exchanged for the Exchange Debt Securities were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale, offer to resell or other transfer of such Exchange Debt Securities; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also warrants that acceptance of any tendered Initial Debt Securities by the Company and the issuance of Exchange Debt Securities in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement, which has been filed (or incorporated by reference) as an exhibit to the registration statement in connection with the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Debt Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

The undersigned understands that tenders of the Initial Debt Securities pursuant to any one of the procedures described under “The Exchange Offer—Procedures for Tendering Initial Debt Securities” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer” the Company may not be required to accept for exchange any of the Initial Debt Securities tendered. Initial Debt Securities not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Debt Securities (and, if applicable, substitute certificates representing Initial Debt Securities for any Initial Debt Securities not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Debt Securities, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Debt Securities (and, if applicable, substitute certificates representing Initial Debt Securities for any Initial Debt Securities not exchanged) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Debt Securities issued in exchange for the Initial Debt Securities accepted for exchange (and, if applicable, substitute certificates representing Initial Debt Securities for any Initial Debt Securities not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Debt Securities from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Initial Debt Securities so tendered for exchange.

The Book-Entry Transfer Facility, as the holder of record of certain Initial Debt Securities, has granted authority to the Book-Entry Transfer Facility participants whose names appear on a security position listing with respect to such Initial Debt Securities as of the date of tender of such Initial Debt Securities to execute and deliver this Letter as if they were the holders of record. Accordingly, for purposes of this Letter, the term “holder” shall be deemed to include such Book-Entry Transfer Facility participants.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF 2012 INITIAL NOTES,” “DESCRIPTION OF 2017 INITIAL NOTES” OR “DESCRIPTION OF 2037 INITIAL DEBENTURES” ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH INITIAL DEBT SECURITIES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL DEBT SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Initial Debt Securities not tendered or not accepted for exchange, or Exchange Debt Securities issued in exchange for Initial Debt Securities accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Initial Debt Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue (certificates) to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number

(Complete Substitute Form W-9)

•	Credit unexchanged Initial Debt Securities delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Initial Debt Securities not tendered or not accepted for exchange, or Exchange Debt Securities issued in exchange for Initial Debt Securities accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled “Description of Initial Debt Securities” above.

Mail to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number

(Complete Substitute Form W-9)

IMPORTANT:  UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL DEBT SECURITIES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT
INITIAL DEBT SECURITIES ARE BEING PHYSICALLY TENDERED HEREBY)

(Please Also Complete and Return the Accompanying Substitute Form W-9)

X

X
Signature(s) of Owner(s)	Date

Area Code and Telephone Number:

If a holder is tendering any Initial Debt Securities, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Initial Debt Securities or on a security position listing as the owner of Initial Debt Securities by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter. If Initial Debt Securities to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.

Name(s):
(Please Type or Print)

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
(If required by Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of this Letter and Initial Debt Securities; Guaranteed Delivery Procedures.

This Letter is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering Initial Debt Securities—Book-Entry Delivery Procedure” section of the Prospectus and an Agent’s Message is not delivered. Certificates for all physically tendered Initial Debt Securities, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Debt Securities tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. The term “Agent’s Message” means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Initial Debt Securities which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

Holders who wish to tender their Initial Debt Securities and (a) whose certificates for Initial Debt Securities are not immediately available, or (b) who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (c) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Debt Securities pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Debt Securities—Guaranteed Delivery Procedure” section of the Prospectus. Pursuant to such procedures,

(i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

(ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent’s Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Debt Securities and the amount of Initial Debt Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Initial Debt Securities, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and

(iii) the certificates for all physically tendered Initial Debt Securities, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter, the Initial Debt Securities and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Debt Securities are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders who tender by book-entry transfer).

Tenders of Initial Debt Securities will be accepted only in denominations of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If less than the entire principal amount of any Initial Debt Securities is tendered, the tendering holder(s) should fill in the principal amount of Initial Debt Securities to be tendered in the box above entitled “Description of Initial Debt Securities.” The entire principal amount of the Initial Debt Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial

Debt Securities is not tendered, then Initial Debt Securities for the principal amount of Initial Debt Securities not tendered and Exchange Debt Securities issued in exchange for any Initial Debt Securities accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Initial Debt Securities are accepted for exchange.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Initial Debt Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Initial Debt Securities without alteration, enlargement or any change whatsoever.

If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Debt Securities.

If any tendered Initial Debt Securities are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Initial Debt Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Initial Debt Securities specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Debt Securities are to be issued, or any untendered Initial Debt Securities are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of its authority to so act must be submitted with the Letter.

Endorsements on certificates for Initial Debt Securities or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution if the Initial Debt Securities are tendered: (i) by a registered holder of Initial Debt Securities (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Initial Debt Securities) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Initial Debt Securities should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Debt Securities issued pursuant to the Exchange Offer, or substitute Initial Debt Securities not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Debt Securities by book-entry transfer may request that Initial Debt Securities not exchanged be credited to such account maintained at the Book-

Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Initial Debt Securities not exchanged will be returned to the name or address of the person signing this Letter.

5.	Substitute Form W-9.

Under the federal income tax laws, payments that may be made by the Company on account of Exchange Debt Securities issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). In order to avoid such backup withholding, each tendering holder (or other payee) that is a U.S. person (or a non-U.S. resident alien) should complete and sign the Substitute Form W-9 included in this Letter, provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that (a) the TIN provided is correct or that such holder is awaiting a TIN; (b) the holder is not subject to backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien). If a holder has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part III in the Certification box of the Substitute Form W-9, unless such holder has since been notified by the IRS that it is no longer subject to backup withholding.

The holder (other than an exempt or foreign holder subject to the requirements set forth below) is required to give the TIN (e.g. the social security number or employer identification number) of the record holder of the Initial Debt Securities. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the Paying Agent (as defined below) under the indenture, as supplemented, governing the Exchange Debt Securities) shall retain the Specified Rate of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding and shall continue to retain the Specified Rate of payments made to the tendering holder and remit such amounts to the IRS as backup withholding until the holder furnishes its TIN to the Exchange Agent or the Company. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such holder. The “Paying Agent” shall, for the purpose of the Exchange Offer, be The Bank of New York.

Certain holders (including, among others, all corporations and certain holders that are not U.S. persons nor U.S. resident aliens (“foreign holders”)) are not subject to these backup withholding and reporting requirements. An exempt holder, other than a holder that is not a foreign person should enter the holder’s name, address, status and TIN on the face of the Substitute Form W-9 and write “EXEMPT” on the face of Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. See the enclosed Form W-9 Guidelines for additional instructions. A foreign holder should not complete the Substitute Form W-9. In order for a foreign holder to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Initial Debt Securities are registered in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Failure to complete the Substitute Form W-9 will not, by itself, cause Initial Debt Securities to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made on account of the Exchange Debt Securities. Backup withholding is not an additional federal income tax.

Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Debt Securities to it or its order pursuant to the Exchange Offer. If, however, Exchange Debt Securities or substitute Initial Debt Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Debt Securities tendered hereby, or if tendered Initial Debt Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Debt Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Debt Securities specified in this Letter or for funds to cover such stamps to be provided therewith.

7.	Waiver of Conditions.

The Company reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Debt Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Debt Securities for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Debt Securities nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Initial Debt Securities.

Any holder whose Initial Debt Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Initial Debt Securities have been replaced.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.	Incorporation of Letter of Transmittal.

This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Initial Debt Securities so tendered.

12.	Withdrawals.

Tenders of Initial Debt Securities may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders” in the Prospectus.

TO BE COMPLETED BY ALL TENDERING HOLDERS THAT ARE
U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS)
(See Instruction 5)
PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

PAYER’S NAME: Time Warner Cable Inc.
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART I—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions.	Social Security Number(s) OR Employer Identification Number(s) (if awaiting TIN, write “Applied For”)
Please Fill in Your Name and Address Below	PART II—For Payees Exempt from Backup Withholding (see enclosed Guidelines)
Name: _ _ Address (Number and Street) City, State and Zip Code	PART III —
CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Check appropriate box: ☐ Individual/Sole ☐ Corporation proprietor ☐ Partnership ☐ Other	Signature:	Date:
CERTIFICATION GUIDELINES—You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me on account of the Exchange Debt Securities shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE SPECIFIED RATE OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE DEBT SECURITIES. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the
For this Type of Account:		SOCIAL SECURITY NUMBER of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (l)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(l)
5.	Sole proprietorship account or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate account or LLC electing corporate status on Form 8832	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership account or multi-member LLC	The partnership
10.	Association, club or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. U.S. resident aliens who cannot obtain a social security number must apply for an ITIN (individual taxpayer identification number) on Form W-7, Application for Individual Taxpayer Identification Number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1.	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986 as amended (the “Code”), any IRA, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a) of the Code.

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments.  All listed payees are exempt except the payee in item 9.

Broker transactions.  All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends.  Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A.  Only payees listed in items 1 through 7 are generally exempt.

Payments Exempt From Backup Withholding

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting also are not subject to backup withholding under sections 6041, 6041A(a), 6045 and 6050A of the Code, and their regulations.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE CERTIFICATION OF THE SUBSTITUTE FORM IN PART II, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

If You are a Nonresident Alien or a Foreign Entity Not Subject to Backup Withholding, File a Completed Internal Revenue Service Form W-8BEN with the Payer.

Privacy Act Notice.—Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% (or such other Specified Rate) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty For Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.—If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION
CONTACT YOUR TAX CONSULTANT OR
THE INTERNAL REVENUE SERVICE.